PGIM Rock ETF Trust
PGIM Nasdaq-100 Buffer 12 ETF – April
(the “Fund”)
Supplement dated March 31, 2025
to the Fund’s Currently Effective Summary Prospectus and Prospectus
As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (generally, an approximate one-year period over which each Fund seeks to produce the target outcome). The Target Outcome Period for the Fund will commence on April 1, 2025 and end on March 31, 2026.
An investment in the Fund over the course of the Target Outcome Period will be subject to the Fund’s Cap as set forth in the table below.
Fund Name	Ticker	Cap	Investment Objective
PGIM Nasdaq-100 Buffer 12 ETF – April	PQAP	Gross: 17.55% Net: 17.05%*
The Fund’s investment objective is to provide
investors with returns that match the price return
of the Invesco QQQ TrustSM, Series 1 up to a
predetermined upside cap while providing a
downside buffer against the first 12% (before fees
and expenses) of the Invesco QQQ TrustSM,
Series 1 losses over the Target Outcome Period.
In seeking to achieve this investment objective,
the Fund’s upside cap over the period April 1,
2025 through March 31, 2026 is 17.55% (before
fees and expenses).

* Takes into account the Fund’s unitary management fee.
In connection with the onset of the new Target Outcome Period, the Fund’s prospectus is amended as set forth below:
■
The sections in the Fund’s Prospectus entitled “Investment Objective” are deleted in their entirety and replaced with the corresponding disclosure set forth under “Investment Objective” in the table above.
■
All references to the upside cap are deleted in their entirety and replaced with the corresponding cap set forth in the table above.

LR5026APR